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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 21, 2000


                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)



                       DELAWARE                        333-14569                     59-2439656
         (State or other jurisdiction of             (Commission                (I.R.S. Employer
         Incorporation or Organization)               File Number)              Identification No.)



425 MEADOW STREET, CHICOPEE, MASSACHUSETTS                                             01013
    (Address of principal executive offices)                                         (Zip code)
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Registrant's telephone number, including area code:  (413) 536-1200
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ITEM 5. OTHER EVENTS

On December 23, 1999, Spalding Holdings Corporation sold its remaining 42.4% investment in Evenflo Company, Inc.

ITEM 7. EXHIBITS

(c)      The following is filed as an Exhibit to this Report

                Exhibit No.               Description of Exhibit
                99.1                      Press Release Dated January 19, 2000
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Spalding Holdings Corporation
                                           (Registrant)

                                           By: /s/  Daniel Frey
                                               ----------------
                                           Daniel Frey
                                           Chief Financial Officer
                                           (an officer and authorized signatory)

Date: January 21, 2000